------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                             Reported) June 13, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-20, Mortgage Pass-Through Certificates, Series 2003-20).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On May 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-20.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 22, 2003 and the Prospectus Supplement dated May 27, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-20.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
California                       488         $ 246,983,486.17       65.52%
New York                          27         $  11,951,353.55        3.17%
Texas                             29         $  14,054,621.00        3.73%
Virginia                          30         $  14,397,217.79        3.82%
Washington                        18         $   8,552,402.38        2.27%
Other (less than 2%)             181         $  81,047,361.96       21.50%
                               ------------------------------------------------
                                 773         $ 376,986,442.85      100.00%



----------
(1) The Other row in the preceding table includes 31 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.407% of the mortgage loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

660-699                        79          $ 37,275,305.48           9.89%
700-719                       134          $ 65,585,578.19          17.40%
720 and Above                 560         $ 274,125,559.18          72.71%
                          -------------------------------------------------
                              773         $ 376,986,442.85         100.00%



--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 1 is expected to be approximately 743.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                            2      $     938,250.00         0.25%
Hi-rise Condominium                  3      $   1,532,700.00         0.41%
Low-rise Condominium                18      $   8,419,721.08         2.23%
Planned Unit Development           166      $  78,634,657.51        20.86%
Single Family Residence            584      $ 287,461,114.26        76.25%
                             ----------------------------------------------
                                   773      $ 376,986,442.85       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

        5.375                  2           $    1,006,000.00           0.27%
        5.500                  7           $    3,115,563.27           0.83%
        5.625                 23           $   12,540,100.00           3.33%
        5.750                123           $   60,663,547.88          16.09%
        5.875                246           $  123,275,059.45          32.70%
        5.955                  1           $      400,000.00           0.11%
        5.975                  1           $      331,550.00           0.09%
        5.980                  1           $      207,000.00           0.05%
        6.000                177           $   88,799,128.07          23.55%
        6.125                 73           $   32,439,368.98           8.60%
        6.130                  1           $      359,100.00           0.10%
        6.205                  1           $      328,500.00           0.09%
        6.225                  1           $      351,452.00           0.09%
        6.250                 51           $   22,762,917.78           6.04%
        6.375                 29           $   14,319,127.30           3.80%
        6.380                  1           $      381,900.00           0.10%
        6.475                  1           $      354,350.00           0.09%
        6.500                 12           $    5,211,042.58           1.38%
        6.625                  8           $    3,453,100.00           0.92%
        6.750                  6           $    2,665,400.00           0.71%
        6.875                  5           $    2,830,500.00           0.75%
        7.500                  1           $      334,754.54           0.09%
        7.625                  1           $      548,000.00           0.15%
        8.250                  1           $      308,981.00           0.08%
                          --------------------------------------------------
                             773           $  376,986,442.85         100.00%


----------

(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.972% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be 5.976% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refinance               129        $    60,319,634.68        16.00%
Purchase                         213        $    97,775,600.50        25.94%
Rate/Term Refinance              431        $   218,891,207.67        58.06%
                                ---------------------------------------------
                                 773        $   376,986,442.85       100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 or Less                 79           $   45,450,015.77        12.06%
50.01 to 55.00                37           $   19,185,380.34         5.09%
55.01 to 60.00                61           $   30,715,706.17         8.15%
60.01 to 65.00                79           $   39,292,268.20        10.42%
65.01 to 70.00                95           $   46,515,997.71        12.34%
70.01 to 75.00               125           $   61,885,767.53        16.42%
75.01 to 80.00               263           $  123,263,834.88        32.70%
80.01 to 85.00                 2           $      706,730.12         0.19%
85.01 to 90.00                19           $    5,388,095.03         1.43%
90.01 to 95.00                13           $    4,582,647.10         1.22%
                  -------------------------------------------------------------
                             773           $  376,986,442.85       100.00%



----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 1 is expected to be approximately 67.69%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Investment                       12        $    4,008,884.53         1.06%
Owner Occupied                  739        $  363,557,335.73        96.44%
Second/Vacation Home             22        $    9,420,222.59         2.50%
                            ---------------------------------------------------
                                773        $  376,986,442.85       100.00%



----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

$150,000.01 - $200,000.00          13        $   2,252,431.59          0.60%
$200,000.01 - $250,000.00           2        $     450,000.00          0.12%
$250,000.01 - $300,000.00           1        $     280,382.59          0.07%
$300,000.01 - $350,000.00          57        $  19,295,808.66          5.12%
$350,000.01 - $400,000.00         184        $  69,271,865.55         18.38%
$400,000.01 - $450,000.00         151        $  64,456,911.66         17.10%
$450,000.01 - $500,000.00         113        $  54,078,809.80         14.35%
$500,000.01 - $550,000.00          55        $  29,027,133.71          7.70%
$550,000.01 - $600,000.00          57        $  32,960,308.62          8.74%
$600,000.01 - $650,000.00          53        $  33,568,418.24          8.90%
$650,000.01 - $700,000.00          17        $  11,387,200.00          3.02%
$700,000.01 - $750,000.00          21        $  15,525,240.00          4.12%
$750,000.01- $1,000,000.00         49        $  44,431,932.43         11.79%
                              ------------------------------------------------
                                  773        $ 376,986,442.85        100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 is expected to be approximately $487,693.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
         360                   707          $  347,705,215.47        92.23%
         359                    27          $   12,643,072.75         3.35%
         358                     5          $    2,632,928.99         0.70%
         357                     3          $    1,351,156.86         0.36%
         356                     1          $      334,754.54         0.09%
         355                     1          $      179,116.28         0.05%
         300                     9          $    4,023,215.00         1.07%
         240                    18          $    7,240,500.00         1.92%
         239                     2          $      876,482.96         0.23%
                            ---------------------------------------------------
                               773          $  376,986,442.85       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 357 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
California                        244        $  124,787,623.78       48.14%
Illinois                           13        $    6,811,200.00        2.63%
Maryland                           13        $    6,627,300.00        2.56%
Massachusetts                      18        $    8,991,279.00        3.47%
Michigan                           12        $    6,330,453.47        2.44%
New Jersey                         25        $   11,952,247.46        4.61%
New York                           14        $    7,046,616.00        2.72%
Pennsylvania                       15        $    7,079,652.16        2.73%
Texas                              27        $   13,449,160.04        5.19%
Virginia                           13        $    6,201,100.00        2.39%
xOther (less than 2%)             121        $   59,919,611.69       23.12%
                           ---------------------------------------------------
                                  515        $  259,196,243.60      100.00%

-------------
(1) The Other row in the preceding table includes 31 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 1.236% of the mortgage loans in loan group 2 will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
620-659                         1            $   1,000,000.00        0.39%
660-699                        51            $  24,878,414.98        9.60%
700-719                        75            $  38,317,341.69       14.78%
720 and Above                 388            $ 195,000,486.93       75.23%
                           ----------------------------------------------------
                              515            $ 259,196,243.60      100.00%


--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 746.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
2-4 Units                           2        $      901,000.00       0.35%
Low-rise Condominium                8        $    3,960,429.75       1.53%
Planned Unit Development          119        $   59,639,213.00      23.01%
Single Family Residence           386        $  194,695,600.85      75.12%
                                ----------------------------------------------
                                  515        $  259,196,243.60      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
        4.750                     1         $      425,000.00           0.16%
        4.875                     4         $    1,609,900.00           0.62%
        5.000                    16         $    8,154,504.89           3.15%
        5.125                    51         $   25,300,364.80           9.76%
        5.250                   122         $   63,447,056.28          24.48%
        5.375                   127         $   64,259,247.04          24.79%
        5.500                   116         $   56,880,365.97          21.94%
        5.525                     1         $      375,000.00           0.14%
        5.625                    48         $   23,019,338.32           8.88%
        5.750                    23         $   12,173,152.25           4.70%
        5.875                     6         $    3,552,314.05           1.37%
                             --------------------------------------------------
                                515         $  259,196,243.60         100.00%

------------------

(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be appropriately 5.378% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.379% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
Cash-Out Refinance             128         $   60,613,011.34          23.38%
Purchase                        53         $   29,697,746.66          11.46%
Rate/Term Refinance            334         $  168,885,485.60          65.16%
                         ------------------------------------------------------
                               515         $  259,196,243.60         100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
50.00 or Less                121            $  65,784,564.48        25.38%
50.01 to 55.00                42            $  18,804,933.92         7.26%
55.01 to 60.00                57            $  27,791,655.03        10.72%
60.01 to 65.00                57            $  28,657,021.00        11.06%
65.01 to 70.00                67            $  34,011,180.88        13.12%
70.01 to 75.00                80            $  37,897,715.68        14.62%
75.01 to 80.00                87            $  44,597,088.82        17.21%
80.01 to 85.00                 1            $     536,350.00         0.21%
85.01 to 90.00                 2            $     715,733.79         0.28%
90.01 to 95.00                 1            $     400,000.00         0.15%
                          -----------------------------------------------------
                             515            $ 259,196,243.60       100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 60.79%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------
Investment                      2         $     842,029.75           0.32%
Owner Occupied                500         $ 252,186,563.85          97.30%
Second/Vacation Home           13         $   6,167,650.00           2.38%
                            ---------------------------------------------------
                              515         $ 259,196,243.60         100.00%


------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage                Number of     Aggregate Principal  Percent of
Loan Amounts                  Mortgage Loans  Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
  $300,000.01 - $350,000.00       33          $  11,169,971.11         4.31%
  $350,000.01 - $400,000.00      117          $  44,263,622.27        17.08%
  $400,000.01 - $450,000.00       90          $  38,363,034.36        14.80%
  $450,000.01 - $500,000.00       74          $  35,299,923.87        13.62%
  $500,000.01 - $550,000.00       64          $  33,526,143.48        12.93%
  $550,000.01 - $600,000.00       43          $  24,906,061.58         9.61%
  $600,000.01 - $650,000.00       37          $  23,590,029.88         9.10%
  $650,000.01 - $700,000.00        8          $   5,415,283.00         2.09%
  $700,000.01 - $750,000.00       12          $   8,667,280.88         3.34%
  $750,000.01-$1,000,000.00       35          $  31,521,946.46        12.16%
$1,000,000.01-$1,500,000.00        2          $   2,472,946.71         0.95%
                               ------------------------------------------------
                                 515          $ 259,196,243.60       100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 is expected to be approximately $503,294.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal     Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------
     180                     479            $   238,335,039.00         91.95%
     179                      22            $    13,308,171.29          5.13%
     177                       2            $     1,175,519.26          0.45%
     141                       1            $       984,014.05          0.38%
     120                      11            $     5,393,500.00          2.08%
                          -----------------------------------------------------
                             515            $   259,196,243.60        100.00%

------------------

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 179 months.

                          FINAL POOL TABLES, GROUP 3

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 3
-------------------------------------------------------------------------------
Arizona                             9       $     4,486,421.00         2.05%
California                        184       $    94,327,765.90        43.10%
Colorado                           10       $     4,425,128.89         2.02%
Florida                            15       $     7,295,600.00         3.33%
Georgia                             8       $     4,468,620.15         2.04%
Illinois                           12       $     6,948,690.42         3.17%
Maryland                            8       $     4,447,348.31         2.03%
Massachusetts                      17       $     7,920,460.24         3.62%
Michigan                           18       $     9,417,630.98         4.30%
New Jersey                         23       $    12,163,518.47         5.56%
Texas                              20       $     9,950,292.14         4.55%
Virginia                           13       $     5,919,675.00         2.70%
Washington                         14       $     7,061,563.80         3.23%
xOther (less than 2%)              82       $    40,032,324.43        18.29%
                           ---------------------------------------------------
                                  433       $   218,865,039.73       100.00%

-------------
(1) The Other row in the preceding table includes 25 other states with under 2.00% concentration individually. No more than approximately 1.029% of the mortgage loans in loan group 3 will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
660-699                        40           $   20,716,708.09        9.47%
700-719                        60           $   33,691,989.30       15.39%
720 and Above                 333           $  164,456,342.34       75.14%
                        -------------------------------------------------------
                              433           $  218,865,039.73      100.00%

--------------

(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 3 is expected to be approximately 745.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Property Type            Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------
2-4 Units                           4        $    2,625,000.00         1.20%
Hi-rise Condominium                 3        $    1,945,900.00         0.89%
Low-rise Condominium                7        $    3,053,650.00         1.40%
Planned Unit Development          104        $   50,164,434.74        22.92%
Single Family Residence           315        $  161,076,054.99        73.60%
                                -----------------------------------------------
                                  433        $  218,865,039.73       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------
        4.875                   8           $   3,244,177.22            1.48%
        5.000                  18           $   9,187,400.00            4.20%
        5.125                  39           $  19,452,023.04            8.89%
        5.250                 113           $  58,041,421.04           26.52%
        5.375                 108           $  54,554,456.46           24.93%
        5.500                  83           $  43,675,710.53           19.96%
        5.625                  32           $  15,221,571.17            6.95%
        5.750                  16           $   7,815,499.43            3.57%
        5.875                  11           $   5,841,554.92            2.67%
        6.125                   2           $     725,700.00            0.33%
        6.250                   1           $     580,000.00            0.27%
        6.875                   1           $     454,335.50            0.21%
        7.250                   1           $      71,190.42            0.03%
                         ------------------------------------------------------
                              433           $ 218,865,039.73          100.00%

------------------
(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 3 is expected to be appropriately 5.374% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
Cash-Out Refinance             108         $   50,889,418.53          23.25%
Purchase                        53         $   29,017,123.28          13.26%
Rate/Term Refinance            272         $  138,958,497.92          63.49%
                         ------------------------------------------------------
                               433         $  218,865,039.73         100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal     Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------
50.00 or Less                 96            $   49,713,921.95       22.71%
50.01 to 55.00                33            $   17,381,567.56        7.94%
55.01 to 60.00                48            $   22,372,682.44       10.22%
60.01 to 65.00                53            $   27,090,427.58       12.38%
65.01 to 70.00                62            $   31,732,484.69       14.50%
70.01 to 75.00                62            $   31,551,282.65       14.42%
75.01 to 80.00                76            $   37,921,851.86       17.33%
80.01 to 85.00                 1            $      374,921.00        0.17%
85.01 to 90.00                 2            $      725,900.00        0.33%
                        -------------------------------------------------------
                             433            $  218,865,039.73      100.00%

----------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 3 is expected to be approximately 60.94%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal      Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 3
-------------------------------------------------------------------------------
Owner Occupied                419          $  212,297,657.34        97.00%
Second/Vacation Home           14          $    6,567,382.39         3.00%
                            ---------------------------------------------------
                              433          $  218,865,039.73       100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage                Number of     Aggregate Principal  Percent of
Loan Amounts                  Mortgage Loans  Balance Outstanding  Loan Group 3
-------------------------------------------------------------------------------
  $ 50,000.01 -$100,000.00         1          $      71,190.42        0.03%
  $300,000.01 -$350,000.00        23          $   7,806,977.22        3.57%
  $350,000.01 -$400,000.00        98          $  37,145,379.13       16.97%
  $400,000.01 -$450,000.00        86          $  36,764,911.60       16.80%
  $450,000.01 -$500,000.00        69          $  33,361,731.44       15.24%
  $500,000.01 -$550,000.00        38          $  19,898,009.52        9.09%
  $550,000.01 -$600,000.00        33          $  19,212,724.74        8.78%
  $600,000.01 -$650,000.00        36          $  22,832,278.27       10.43%
  $650,000.01 -$700,000.00         7          $   4,783,300.00        2.19%
  $700,000.01 -$750,000.00         3          $   2,179,000.00        1.00%
  $750,000.01- $1,000,000.00      36          $  31,451,162.60       14.37%
$1,000,000.01-$1,500,000.00        3          $   3,358,374.79        1.53%
                             --------------------------------------------------
                                 433          $ 218,865,039.73      100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 3 is expected to be approximately $505,462.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal      Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 3
-------------------------------------------------------------------------------
     180                     371            $   186,367,431.50         85.15%
     179                      39            $    21,358,226.40          9.76%
     178                       3            $     1,306,287.87          0.60%
     177                       4            $     1,934,888.15          0.88%
     176                       2            $     1,528,717.56          0.70%
     175                       2            $       777,574.30          0.36%
     174                       2            $     1,045,890.37          0.48%
     164                       1            $       357,633.16          0.16%
     120                       8            $     4,117,200.00          1.88%
      24                       1            $        71,190.42          0.03%
                        -------------------------------------------------------
                             433            $   218,865,039.73        100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 is expected to be approximately 179 months.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  June 13, 2003



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